Exhibit 10.1


                                                             EXECUTION VERSION

                                AMENDMENT TO THE
                               PURCHASE AGREEMENT
                               ------------------

                  Amendment, dated as of October 5, 2009 (the "Amendment"), to the Purchase Agreement, dated as of August 3, 2009 (as amended hereby, the "Purchase Agreement"), by and among Trump Entertainment Resorts Holdings, L.P., a Delaware limited partnership (the "Partnership"), Trump Entertainment Resorts, Inc., a Delaware corporation and the current sole general partner of the Partnership ("TER"), BNAC, Inc., a Texas corporation ("BNAC"), and Donald J. Trump ("Trump" and, together with BNAC, the "New Partners").

                              W I T N E S S E T H :

                  WHEREAS, the Partnership, TER and the New Partners have heretofore entered into the Purchase Agreement providing, among other things, for the purchase of the TER Shares and the Partnership Interests by the New Partners upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the New Partners are willing to contribute, indirectly and directly, additional capital of $13,937,300 to the Partnership for the purpose of funding the payment of such amount to the holders of the Second Lien Note Claims (as defined in the Bankruptcy Plan); and

                  WHEREAS, in accordance with Section 8.5 of the Purchase Agreement, the Partnership, TER and the New Partners have agreed to amend certain provisions of the Purchase Agreement as provided in this Amendment;

                  NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Definitions. Unless otherwise defined herein, capitalized terms that are defined in the Purchase Agreement and used herein shall have the meanings set forth in the Purchase Agreement.

                  SECTION 2. Amendments to Recitals.

                  (a) Eleventh Recital. The eleventh recital of the Purchase Agreement, which begins with "WHEREAS, in addition to being the sole general partner of the Partnership", is hereby amended by deleting it in its entirety and replacing it with the following:

                  "WHEREAS, in addition to being the sole general partner of the Partnership, TER is currently a limited partner of the Partnership and, pursuant to the Bankruptcy Plan and on the terms and subject to the conditions set forth herein, among other things, (i) all of the outstanding capital stock and other equity interests of TER will be cancelled and extinguished, and thereby no longer outstanding, (ii) Trump will make a capital contribution, directly or indirectly, to TER (the "Trump Stock Contribution") consisting of cash in the amount of

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         $1,025,436 in exchange for which capital stock of TER will be issued to
         Trump and/or Persons designated by Trump such that Trump will beneficially own all of the issued and outstanding capital stock of TER, and (iii) TER, as so beneficially owned by Trump, will cease to be the general partner of the Partnership as of the Second Closing Date but will continue to be a limited partner of the Partnership;"

                  (b) Twelfth Recital. The twelfth recital of the Purchase Agreement, which begins with "WHEREAS, in connection with the Bankruptcy Plan, on the terms and subject to the conditions set forth herein, at the First Closing", is hereby amended by deleting it in its entirety and replacing it with the following:

                  "WHEREAS, in connection with the Bankruptcy Plan, on the terms and subject to the conditions set forth herein, at the First Closing (as hereinafter defined), Trump, through TER, TCI 2 (as hereinafter defined), and Ace (as hereinafter defined), will make capital contributions (collectively, the "First Trump Contribution") to the Partnership consisting of cash in the amount of $1,139,373;"

                  (c) Thirteenth Recital. The thirteenth recital of the Purchase Agreement, which begins with "WHEREAS, in connection with the Bankruptcy Plan, on the terms and subject to the conditions set forth herein, at the Second Closing", is hereby amended by deleting it in its entirety and replacing it with the following:

                  "WHEREAS, in connection with the Bankruptcy Plan, on the terms and subject to the conditions set forth herein, at the Second Closing (as hereinafter defined), (i) BNAC, through Newco (as hereinafter defined) and New GP (as hereinafter defined), will make a capital contribution (the "BNAC Contribution") to the Partnership consisting of cash in the amount of $56,980,043, and (ii) Trump, directly and through Newco and New GP, will make a capital contribution (the "Second Trump Contribution", and together with the First Trump Contribution and the BNAC Contribution, the "Contributions") to the Partnership consisting of cash in the amount of $55,817,884; and"

                  SECTION 3. Amendments to Certain Defined Terms.

                  (a) "Ace Contribution". The definition of "Ace Contribution" in Section 1.1 of the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  ""Ace Contribution" shall mean $113,937 of cash to be contributed by Ace to the Partnership."

                  (b) "BNAC GP Contribution". The definition of "BNAC GP Contribution" in Section 1.1 of the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:


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                  ""BNAC GP Contribution" shall mean $569,800 of cash to be
         contributed, directly or indirectly, by BNAC to New GP."

                  (c) "BNAC Newco Contribution". The definition of "BNAC Newco Contribution" in Section 1.1 of the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  ""BNAC Newco Contribution" shall mean $56,410,243 of cash to be contributed, directly or indirectly, by BNAC to Newco."

                  (d) "New GP Contribution". The definition of "New GP Contribution" in Section 1.1 of the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  ""New GP Contribution" shall mean a capital contribution by New GP to the Partnership of cash in the amount of $1,139,373."

                  (e) "Newco Contribution". The definition of "Newco Contribution" in Section 1.1 of the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  ""Newco Contribution" shall mean $71,405,371 of cash to be contributed by Newco to the Partnership."

                  (f) "TCI 2 Contribution". The definition of "TCI 2 Contribution" in Section 1.1 of the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  ""TCI 2 Contribution" shall mean $113,937 of cash to be contributed by TCI 2 to the Partnership."

                  (g) "TER Contribution". The definition of "TER Contribution" in Section 1.1 of the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  ""TER Contribution" shall mean $911,499 of cash to be contributed by TER to the Partnership."

                  (h) "Trump Direct Contribution". The definition of "Trump Direct Contribution" in Section 1.1 of the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  ""Trump Direct Contribution" shall mean $40,253,183 of cash to be contributed by Trump to the Partnership."

                  (i) "Trump GP Contribution". The definition of "Trump GP Contribution" in Section 1.1 of the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:


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                  ""Trump GP Contribution" shall mean $569,573 of cash to be contributed by Trump, directly or indirectly, to New GP."

                  (j) "Trump Newco Contribution". The definition of "Trump Newco Contribution" in Section 1.1 of the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  ""Trump Newco Contribution" shall mean $14,995,128 of cash to be contributed by Trump to Newco."

                  SECTION 4. Amendment to Section 5.4. Section 5.4 of the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  "Section 5.4 Hart-Scott-Rodino Filing. TER, the Partnership and each of the New Partners shall use their respective commercially reasonable efforts to (a) comply with the requirements of the HSR Act, to the extent applicable to the transactions contemplated by this Agreement, and (b) if and when it is determined that any filings are required to be made by such party pursuant to the HSR Act, make such party's required filings thereunder in a reasonably prompt fashion so as not to cause a delay of the First Closing, after taking into account the applicable waiting period required by the HSR Act. Each party hereto agrees to use its commercially reasonable efforts to satisfy any requests for additional information imposed under the HSR Act in connection with the transactions contemplated hereby as soon as practicable and, if requested by any party, to request early termination of any applicable waiting period."

                  SECTION 5. Addition of Section 5.14. Article V of the Purchase Agreement is hereby amended by adding at the end thereof the following as a new
Section 5.14 of the Purchase Agreement:

                  "Section 5.14. Payment to Second Lien Note Claims Holders. The Partnership shall use $13,937,300 of the aggregate capital contributions being made to the Partnership pursuant to this Agreement to fund the payment of $13,937,300 to the holders of the Second Lien Note Claims (as defined in the Bankruptcy Plan) in accordance with the Bankruptcy Plan in connection with the consummation of the Bankruptcy Plan and the Second Closing hereunder."

                  SECTION 6. Amendments to Section 7.1.

                  (a) Section 7.1(b). Section 7.1(b) of the Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  "(b) by BNAC or Trump after January 15, 2010 (the "Confirmation Order Deadline") if the Confirmation Order, in form and substance acceptable to BNAC, Trump and the Partnership, has not been entered by the Bankruptcy Court and become a Final Order on or before the Confirmation Order Deadline;"


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                  (b) Section 7.1(c). Section 7.1(c) of the Purchase Agreement
is hereby amended by deleting it in its entirety and replacing it with the following:

                  "(c) by the Partnership after March 1, 2010 (the "Partnership Confirmation Order Deadline") if the Confirmation Order, in form and substance acceptable to BNAC, Trump and the Partnership, has not been entered by the Bankruptcy Court and become a Final Order on or before the Partnership Confirmation Order Deadline; provided, however, that the Partnership may only terminate this Agreement pursuant to this
         Section 7.1(c) if it has undertaken good faith efforts to prosecute the Plan and obtain entry of the Confirmation Order in accordance with the terms hereof;"

                  SECTION 7. Amendment to Exhibit B to Purchase Agreement. The second recital of Exhibit B (the Escrow Agreement) to the Purchase Agreement, which begins with "WHEREAS, pursuant to the Purchase Agreement, on the date hereof", is hereby amended by deleting it in its entirety and replacing it with the following:

                  "WHEREAS, pursuant to the Purchase Agreement, on the date hereof, (i) Trump is delivering to the Escrow Agent an amount equal to $40,253,183 (the "TRUMP CONTRIBUTION"), (ii) Newco is delivering to the Escrow Agent an amount equal to the $71,405,371 (the "NEWCO CONTRIBUTION"), and (ii) New GP is delivering to the Escrow Agent an amount equal to $1,139,373 (the "NEW GP CONTRIBUTION" and, together with the Trump Contribution and the Newco Contribution, the "CONTRIBUTIONS");"

                  SECTION 8. Consent to Filing of Plan and Disclosure Statement. Pursuant to Section 5.5(b) of the Purchase Agreement, each New Partner hereby consents to the Debtors filing with the Bankruptcy Court of an Amended and Restated Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the "Restated Bankruptcy Plan"), in the form attached as Exhibit A hereto, and a Second Amended and Restated Disclosure Statement with respect to the Restated Bankruptcy Plan, in the form attached as Exhibit B hereto.

                  SECTION 9. Effect of Amendment. Except as expressly modified by this Amendment, all of the terms, covenants, agreements, conditions and other provisions of the Purchase Agreement shall remain in full force and effect in accordance with their respective terms. This Amendment shall not constitute an amendment or waiver of any provision of the Purchase Agreement except as expressly set forth herein. Upon the execution and delivery of this Amendment, the Purchase Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Purchase Agreement, and this Amendment and the Purchase Agreement shall henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken in accordance with the Purchase Agreement. As used in the Purchase Agreement, the terms "this Agreement," "herein," "hereinafter," "hereto," and words of similar import shall mean and refer to, from and after the date of this Amendment, unless the context requires otherwise, the Purchase Agreement as amended by this Amendment. For the avoidance of doubt, references to the phrases "the date of this Agreement" or "the date hereof", wherever used


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in the Purchase Agreement, as amended by this Amendment, shall mean August 3,
2009. In the event of any inconsistency between this Amendment and the Purchase Agreement with respect to the matters set forth herein, this Amendment shall take precedence.

                  SECTION 10. Headings. The headings of the paragraphs of this Amendment are inserted for convenience only and shall not affect the interpretation hereof.

                  SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. To the extent permitted by Law, in pleading or proving any provision of this Amendment, it shall not be necessary to produce more than one set of such counterparts.

                  SECTION 12. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law; provided, however, that each of the provisions of this Amendment is subject to and shall be enforced in compliance with the Gaming Laws.

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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first above written.


                                  PARTNERSHIP:
                                  ------------

                                  TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

                                  By: Trump Entertainment Resorts, Inc.,
                                      its general partner

                                  By:    /s/  Mark Juliano
                                      -----------------------------------------
                                      Name:  Mark Juliano
                                      Title: CEO



                                  TER:
                                  ----

                                  TRUMP ENTERTAINMENT RESORTS, INC.

                                  By:    /s/  Mark Juliano
                                      -----------------------------------------
                                      Name:  Mark Juliano
                                      Title: CEO



                                  NEW PARTNERS:
                                  -------------

                                  BNAC, INC.

                                  By:   /s/  D. Andrew Beal
                                      -----------------------------------------
                                      Name:  D. Andrew Beal
                                      Title: President



                                  DONALD J. TRUMP

                                        /s/  Donald J. Trump
                                  ---------------------------------------------
                                  Name: Donald J. Trump





        [Amendment to the Purchase Agreement dated as of October 5, 2009]
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                                    EXHIBIT A

            FORM OF AMENDED AND RESTATED JOINT PLAN OF REORGANIZATION
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                                    EXHIBIT B

            FORM OF SECOND AMENDED AND RESTATED DISCLOSURE STATEMENT
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